EXHIBIT 32.2

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350


         I, Lisa K. Vansickle, Senior Vice President and Chief Financial Officer of First Banks, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2007 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Date:  November 14, 2007

                                   By: /s/ Lisa K. Vansickle
                                      ------------------------------------------
                                           Lisa K. Vansickle
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)